UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 18, 2020

ADAMIS PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11682 El Camino Real, Suite 300 San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ADMP	Nasdaq Capital Market

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2020, the Compensation Committee of the Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) approved the Company’s 2020 Bonus Plan (the “Plan”). The terms of the Plan establish for each level of Company employee, including the Company’s executive officers but excluding the Company’s field sales employees, a target cash bonus amount, expressed as a percentage of base salary. Bonus payments will be based on an evaluation by the Committee of the Company’s achievement of corporate performance goals for the relevant year, and, where applicable, individual goals. The corporate performance goals for 2020, and subsequent plan years, will be determined by the Committee and may include the achievement of performance targets and business goals relating to matters such as, without limitation, the Company’s financial results, revenues, net income, EBITDA, return on equity, stock price, capital raising activities, pre-clinical or clinical trial activities (including without limitation initiation or completion of trials), regulatory filings relating to product candidates, other regulatory activities or approvals, product development, product commercialization activities, strategic activities and strategic commercial agreements or arrangements, or other corporate goals.

The foregoing description is a summary only, is not necessarily complete, and is qualified by the full text of the Plan, which is filed as an exhibit to this Current Report on Form 8-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 18, 2020, the Company’s Board approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendments provide, among other things, that except as otherwise provided by law or by applicable stock exchange or Nasdaq Stock Market rules, or by the Company’s restated certificate of incorporation or Bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the votes properly cast on the matter affirmatively or negatively (excluding any abstentions or broker non-votes) will be the act of the stockholders, and that a share present at a meeting, but for which there is an abstention or as to which a stockholder gives no authority or direction as to a particular proposal or director nominee, will be counted as present for the purpose of establishing a quorum but will not be counted as a vote cast; and that except as otherwise provided by law, the Company’s restated certificate of incorporation or the Bylaws, directors will be elected by a plurality of all votes properly cast. Prior to the amendments, other than with respect to the election of directors, such matters were to be decided by the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter, and directors were elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote on the election of directors. The amendments also clarified certain provisions relating to the advance notice of stockholder proposals and nominations for director, and concerning the Company’s ability to conduct stockholder meetings by means of remote communication.

The amendments also added a new Article to the Bylaws to add exclusive forum provisions for resolution of certain disputes. The Article provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware will, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the Bylaws of the Company, or as to which the Delaware General Corporation Law confers jurisdiction on the Courts of Chancery of the State of Delaware; or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants (including without limitation as a result of the consent of such indispensable parties to the personal jurisdiction of such court). The Article also provides that if any action the subject matter of which is within the scope of the preceding sentence is filed in a court other than a court located within the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Delaware in connection with any action brought in any such court to enforce the preceding sentence and (ii) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. The Article provides that the foregoing provisions do not apply to suits brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction.

In addition, the Article provides that, unless the Company consents to the selection of an alternate forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The foregoing brief description of the Company’s amended Bylaws is qualified in its entirety by the full text of the Bylaws, as amended, filed as Exhibit 3.1 hereto and incorporated herein by reference.

In connection with the foregoing amendments to the Bylaws, the Company refers stockholders to the following risk factor:

Our Bylaws provide that the Court of Chancery of the State of Delaware is the sole and exclusive forum for a wide variety of disputes between us and our stockholders, and that the federal district courts of the United States of the America are the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Exclusive forum provisions in our Bylaws could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees.

Our Bylaws, as amended, provide that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by law, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for most legal actions involving actions brought against us by stockholders, including (i) any derivative action or proceeding brought on behalf of the Company; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders; (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law, the certificate of incorporation or the Bylaws of the Company, or as to which the Delaware General Corporation Law confers jurisdiction on the Courts of Chancery of the State of Delaware; or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants (including without limitation as a result of the consent of such indispensable party to the personal jurisdiction of such court). The Bylaws provide that the foregoing provisions do not apply to actions or suits brought to enforce any liability or duty created by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction. Our Bylaws do not relieve us of our duties to comply with federal securities laws and the rules and regulations thereunder, and our stockholders will not be deemed to have waived our compliance with these laws, rules and regulations. In addition, our Bylaws, as amended, provide that, unless we consent in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. Any person or entity purchasing or otherwise acquiring or holding any interest in any of our securities shall be deemed to have notice of and to have consented to these provisions.

Under the Securities Act, federal and state courts have concurrent jurisdiction over all suits brought to enforce any duty or liability created by the Securities Act. There is uncertainty as to whether a court (other than state courts in the State of Delaware, where the Supreme Court of the State of Delaware decided in March 2020 that exclusive forum provisions for causes of action arising under the Securities Act are facially valid under Delaware law) would enforce forum selection provisions and whether investors can waive compliance with the federal securities laws and the rules and regulations thereunder. We believe the forum selection provisions in Bylaws, as amended, may benefit us by providing increased consistency in the application of Delaware law and federal securities laws by chancellors and judges, as applicable, particularly experienced in resolving corporate disputes, efficient administration of cases on a more expedited schedule relative to other forums and protection against the burdens of multi-forum litigation. However, these provisions may have the effect of discouraging lawsuits against us and/or our directors, officers and employees as it may limit any stockholder’s ability to bring a claim in a judicial forum that such stockholder finds favorable for disputes with us or our directors, officers or employees. In addition, stockholders who do bring a claim in the Court of Chancery in the State of Delaware could face additional litigation costs in pursuing any such claim, particularly if they do not reside in or near Delaware. The enforceability of similar choice of forum provisions in other companies’ charter documents has been challenged in legal proceedings, and it is possible that, in connection with any applicable action brought against us, a future court could find the choice of forum provisions contained in our Bylaws to be inapplicable or unenforceable in such action. If a court were to find the choice of forum provision contained in our Bylaws to be inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such action in other jurisdictions, which could adversely affect our business, financial condition or results of operations.

Attached hereto as Exhibit 4.6 is an amended Description of the Registrant’s Common Stock, which is incorporated herein by reference.

Item 8.01	Other Events

The Company previously announced that it resubmitted to the U.S. Food and Drug Administration (“FDA”) the Company’s New Drug Application (“NDA”) for its ZIMHI™ (naloxone HCI Injection, USP) 5mg/0.5mL product candidate for the treatment of opioid overdose, following the Company’s meeting with the agency in February 2020. The resubmitted NDA was intended to address the issues raised by the FDA in the agency’s November 2019 Complete Response Letter (“CRL”). The FDA has indicated that it considers the Company’s resubmitted NDA as a complete, class 2 response to the CRL and has provided a user fee goal date under the Prescription Drug User Fee Act (“PDUFA”) for a response by the FDA by November 15, 2020. At the Company’s February meeting with the FDA, the agency expressed its intent to review a resubmitted NDA in a rapid and timely manner.

Forward Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may relate to future events or our future results of operations and may include, without limitation, the following statements: the Company’s beliefs concerning the timing and outcome of the FDA’s review of the Company’s resubmitted New Drug Application (“NDA”) to the FDA concerning the Company’s ZIMHI product candidate; the Company's beliefs concerning the ability of its ZIMHI product, if approved by the FDA, to compete successfully in the market; the Company's beliefs concerning the safety and effectiveness of ZIMHI and the Company’s other products and product candidates; and the Company’s beliefs concerning the benefits, risks, and enforceability of the amendments to its Bylaws concerning exclusive forum provisions. These statements are only predictions and involve known and unknown risks, uncertainties and other factors beyond the Company’s control, which may cause the Company's actual results to be materially different from those anticipated by such forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors. There can be no assurances, among other things: (i) regarding the timing of the FDA’s review of the Company’s resubmitted NDA relating to ZIMHI or whether the FDA will approve the NDA; (ii) regarding any future FDA action concerning the Company’s resubmitted NDA relating to ZIMHI; or (iii) that the exclusive forum provisions in the Company’s Bylaws will have the benefits anticipated by the Company or will not be challenged or held unenforceable in future litigation. The FDA’s review processes can extend beyond, and in some cases significantly beyond, anticipated completion dates due to the timing of the FDA’s review process, FDA requests for additional data, information, materials or clarification, difficulties scheduling an advisory committee meeting, FDA workload issues, extensions resulting from the submission of additional information or clarification regarding information already in the submission within the last three months of the target PDUFA date, or other reasons. As a result, the timing of FDA review and action regarding our resubmitted NDA for ZIMHI, or of any regulatory approval, if obtained, and commercial introduction of our products, could be delayed beyond our expectations. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  In addition, forward-looking statements concerning our anticipated future activities assume that we can obtain sufficient funding to support such research, development and commercialization activities and continue our operations and planned activities. As discussed in our filings with the Securities and Exchange Commission, we will require additional funding, and there are no assurances that such funding will be available if required. We cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. You should not place undue reliance on any forward-looking statements. In addition, the forward-looking statements included in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, except as required by applicable laws. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this Form 8-K. Certain of these risks, uncertainties, and other factors are described in greater detail in the Company’s filings from time to time with the SEC, all of which are available free of charge on the SEC's web site at http://www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Bylaws of the Company, as amended.
4.6	Description of the Registrant’s Common Stock.
10.1	Adamis Pharmaceuticals Corporation 2020 Bonus Plan.*

* Represents a compensatory plan of arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated: June 22, 2020	By:	/s/ Robert O. Hopkins
	Name:	Robert O. Hopkins
	Title:	Chief Financial Officer